Exhibit 10.53

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASE AGREEMENT NUMBER 3712

between

THE BOEING COMPANY

and

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

FED-PA-03712	December 12, 2011 Page 1

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description	4
Article 2.	Delivery Schedule	4
Article 3.	Price	4
Article 4.	Payment	4
Article 5.	Additional Terms	5

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration	1
B.	Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	1
BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Escalation, Engine Warranty and Patent Indemnity	1
SLP1.	Service Life Policy Components	1

FED-PA-03712	December 12, 2011 Page 2

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1106151	LA-[ * ] Special Matters–Option Aircraft and Certain Purchase Right Aircraft

LA-1106152	LA-[ * ] Special Matters–Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154	LA-Firm Aircraft Delivery Matters

LA-1106155	LA-Open Configuration Matters

LA-1106156	LA-Option Aircraft

LA-1106157	AGTA Amended Articles

LA-1106158	LA-Right to Purchase Additional Aircraft

LA-1106159	LA- Special Matters Concerning [ * ]

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177	[ * ]

LA-1106207	LA-Special Matters Firm Aircraft

LA-1106208	LA-Special Matters Option Aircraft

LA-1106574	LA-Agreement for Deviation from [ * ]

LA-1106584	LA-Aircraft Performance Guarantees

LA-1106586	LA-Miscellaneous Matters

LA-1106614	LA-Special Matters for Purchase Right Aircraft

LA-1106824	LA-Customer Support Matters

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712	December 12, 2011 Page 3

BOEING PROPRIETARY

Purchase Agreement No. 3712

between

The Boeing Company

and

Federal Express Corporation

This Purchase Agreement No. PA 3712 between The Boeing Company, a Delaware corporation, (Boeing) and Federal Express Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 767-300F aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of November 7, 2006 between the parties, as amended and identified as AGTA-FED (AGTA).

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 767-3S2F aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one (1%) percent, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

FED-PA-03712	December 12, 2011 Page 4

BOEING PROPRIETARY

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable Airframe Price and Optional Features Prices escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a 767-3S2F aircraft whether such 767-3S2F aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first Aircraft, Customer has taken possession of a 767-3S2F aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 767-3S2F aircraft.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable Engine Price escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

FED-PA-03712	December 12, 2011 Page 5

BOEING PROPRIETARY

AGREED AND ACCEPTED this

14 December 2011
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ STUART C. ROSS	/s/ PHILLIP C. BLUM
Signature	Signature

Stuart C. Ross	Phillip C. Blum
Printed name	Printed name

Attorney-in-Fact	Vice President
Title	Title

FED-PA-03712	December 12, 2011 Page 6

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Exhibit A

to Purchase Agreement Number 3712

FED-PA-03712-EXA	December 12, 2011 Page 1

BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 767-3S2F AIRCRAFT

The initial configuration of Customer’s 767-3S2F Aircraft is based on the Boeing configuration specification 767-300 Freighter D019T002, revision K, dated as of April 30, 2011. Final configuration of the 767-32SF Aircraft will be completed at a later date pursuant to the configuration schedule included in the Open Configuration Matters Letter Agreement FED-PA-03712-LA-1106155. Boeing and Customer will execute a supplemental agreement to the Purchase Agreement on or before [ * ], which will reflect incorporation into Exhibit A of the Purchase Agreement, those optional features which have been agreed to by Customer and Boeing.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-EXA	December 12, 2011 Page 2

BOEING PROPRIETARY

This page is intentionally left blank until Final Configuration of the Aircraft.

FED-PA-03712-EXA	December 12, 2011 Page 3

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Exhibit B

to Purchase Agreement Number 3712

FED-PA-03712-EXB	December 12, 2011 Page 1

BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 767-3S2F AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

FED-PA-03712-EXB	December 12, 2011 Page 2

BOEING PROPRIETARY

1.3.2 General Declaration—U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration—U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)

the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

FED-PA-03712-EXB	December 12, 2011 Page 3

BOEING PROPRIETARY

4.	DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	1,000
747	4,000
757	1,600
767	2,000
777	3,000
787	2,000

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

FED-PA-03712-EXB	December 12, 2011 Page 4

BOEING PROPRIETARY

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver, if such waiver is required, to Boeing prior to delivery.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office may require Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer shall be responsible for establishing any necessary account with US Customs and Border Protection related to eAPIS compliance. To the extent Customer is required to comply with eAPIS, a copy of the necessary eAPIS forms shall be provided by Customer to Boeing prior to delivery.

FED-PA-03712-EXB	December 12, 2011 Page 5

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit AE1

to Purchase Agreement Number 3712

FED-PA-03712-AE1	December 12, 2011 Page 1

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 767-3S2F AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

L = .65 x	(ECI ECIb)

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

FED-PA-03712-AE1	December 12, 2011 Page 2

BOEING PROPRIETARY

M = .35 x	(CPI CPIb)

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th , and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)

The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe

FED-PA-03712-AE1	December 12, 2011 Page 3

BOEING PROPRIETARY

Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)

The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)

The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

FED-PA-03712-AE1	December 12, 2011 Page 4

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit BFE1 to Purchase Agreement Number 3712

P.A. No. 03712	BFE1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 767-300F AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection. Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[ * ]

Galley Inserts	[ * ]

Seats (passenger)	N/A

Overhead & Audio System	[ * ]

In-Seat Video System	N/A

Miscellaneous Emergency Equipment	[ * ]

Cargo Handling System	[ * ]

2.	On-dock Dates

On or before [ * ], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-1

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-2

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-3

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-4

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	[ * ]	[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	[ * ]	[ * ]
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Electronics	[ * ]	[ * ]
Textiles/Raw Material	[ * ]	[ * ]
Cargo Handling System	[ * ]	[ * ]
Provisioning Kits	[ * ]	[ * ]

**

- On-dock dates for these delivery positions are unavailable at this time as they are currently outside of our production schedule. As these aircraft are implemented into the production system, on-dock dates will become available though MBC (My Boeing Configuration).

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	**[ * ]	**[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Electronics	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Handling System	TBD	TBD
Provisioning Kits	TBD	TBD

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	**[ * ]	**[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Electronics	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Handling System	TBD	TBD
Provisioning Kits	TBD	TBD

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-5

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	**[ * ]	**[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Electronics	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Handling System	TBD	TBD
Provisioning Kits	TBD	TBD

Preliminary On-Dock Dates
Item	[Month of Delivery:]
	**[ * ]	**[ * ]
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Electronics	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Handling System	TBD	TBD
Provisioning Kits	TBD	TBD

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-6

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	[Month of Delivery:]
**[ * ]
Aircraft
Seats	N/A
Galleys/Furnishings	TBD
Miscellaneous Emergency Equipment	TBD
Electronics	TBD
Textiles/Raw Material	TBD
Cargo Handling System	TBD
Provisioning Kits	TBD

3. Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3712	BFE1-7

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit CS1

to Purchase Agreement Number 3712

FED-PA-03712-CS1	December 12, 2011 Page 1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 767-3S2F AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Airplane General Familiarization Course; one (1) class of twenty (24) students;

1.2 Mechanical/Power Plant Systems Course; two (2) classes of fifteen (15) students;

1.3 Electrical Systems Course; two (2) classes of fifteen (15) students;

1.4 Avionics Systems Course; two (2) classes of fifteen (15) students;

1.5 Corrosion Prevention & Control Course; one (1) class of ten (10) students;

1.6 Aircraft Rigging Course; one (1) class of six (6) students;

1.7 Composite Repair for Technicians—Basic; one (1) class of eight (8) students;

1.8 Training materials will be provided to each student. In addition, one set of training materials used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2. Flight Training.

2.1 Transition training for eight (8) flight crews (16 pilots) in two (2) classes. The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer’s Aircraft;

2.2 Flight Dispatcher training; two (2) classes of six (6) students;

2.3 Flight Attendant training; two (2) classes of twelve (12) students;

2.4 Performance Engineer training in Boeing’s regularly scheduled courses; schedules are published twice yearly.

FED-PA-03712-CS1	December 12, 2011 Page 2

BOEING PROPRIETARY

2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

2.6 Additional Flight Operations Services:

(i)	Boeing flight crew personnel to assist in ferrying the first aircraft to Customer’s main base;

(ii)	Instructor pilots for ninety (90) calendar days for revenue service training assistance;

(iii)	An instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

3.	Planning Assistance.

3.1 Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

FED-PA-03712-CS1	December 12, 2011 Page 3

BOEING PROPRIETARY

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)

Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.	Technical Data and Documents.

4.1 Flight Operations.

Airplane Flight Manual

Operations Manual and Checklist

Planning and Performance Manual

Weight and Balance Manual

Dispatch Deviation Procedures Guide

Flight Crew Training Manual

Fault Reporting Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplemental Data Document

Operational Performance Software

Baggage/Cargo Loading Manual

ETOPS Guide Vol. III

Flight Planning and Performance Manual

4.2 Maintenance.

Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Non-Destructive Test Manual

Service Bulletins and Index

Corrosion Prevention Manual

Fault Isolation Manual

Interior Reconfiguration Document

Power Plant Buildup Manual (except Rolls Royce)

Significant Service Item Summary

All Operators Letters

Service Letters

Structural Item Interim Advisory

FED-PA-03712-CS1	December 12, 2011 Page 4

BOEING PROPRIETARY

Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide

Production Management Data Base

Baggage/Cargo Loading Manual

4.3 Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Maintenance Inspection Intervals Report

ETOPS Guide Vol. II

Configuration Maintenance and Procedures for Extended Range

Operations

4.4 Spares.

Illustrated Parts Catalog

Standards Books

4.5 Facilities and Equipment Planning.

Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment List/Manual

Aircraft Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Document

Engine Handling Document

ETOPS Guide Vol. I

4.6 Supplier Technical Data.

Service Bulletins

Ground Support Equipment Data

Provisioning Information

Component Maintenance Manuals and Index

Publications Index

Product Support Supplier Directory

FED-PA-03712-CS1	December 12, 2011 Page 5

BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit EE1

to Purchase Agreement Number 3712

FED-PA-03712-EE1	December 12, 2011 Page 1

BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 767-3S2F AIRCRAFT

1.	ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for engines and all accessories, equipment and parts provided by General Electric Aircraft Engines (GE). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pe =	[(Pb + F) x ( CPI / CPIb )] - Pb

where CPIb is the engine escalation base year index as set forth in Table 1 of the Purchase Agreement.

(b) The following definitions will apply herein:

Pe =	Engine Price Adjustment

Pb =	Engine Price (per Aircraft), as set forth in Table 1 of the Purchase Agreement.

F =

0.005 x (N/12) x Pb where N is the number of calendar months which have elapsed from the Engine Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.

CPI =	L + ICI (rounded to the nearest hundredth)

L =

A value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Employment Cost Index Wages and Salaries for Aircraft Manufacturing (BLS series ID ciu2023211000000i)”, base 100 = December 2005, calculated as a 3-month arithmetic average of the released values (expressed as a decimal and rounded to the nearest tenth) using the values for the 12th, 13th, and 14th months prior to the month of scheduled Aircraft delivery, then multiplied by sixty-five percent (65%) (rounded to the nearest thousandth).

ICI =

A value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Producer Prices and Price Index—Industrial Commodities Index (BLS series ID wpu03thru15)”, base 100 = Calendar year 1982, calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest hundredth) using the values for the 12th, 13th and 14th months prior to the month of scheduled Aircraft delivery, then multiplied by thirty-five percent (35%) (rounded to the nearest thousandth).

FED-PA-03712-EE1	December 12, 2011 Page 2

BOEING PROPRIETARY

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Price.

(c) The values of the Employment Cost Index Wages & Salaries and Producer Prices and Price Index—Industrial Commodities Index used will be those published as of a date thirty (30) days prior to the first day of the scheduled Aircraft delivery month to Customer. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published index values. If no values have been released for an applicable month, the provisions set forth in paragraph 1(e), below, will apply. If prior to delivery of an Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics changes the base year for determination of the L or ICI values as defined above, such rebase values will be incorporated in the Engine Price Adjustment calculation.

(d) If at the time of delivery of an Aircraft, Boeing is unable to determine the Engine Price Adjustment because the applicable values to be used to determine L and ICI have not been released by the U.S. Department of Labor, Bureau of Labor Statistics; then, in the event the Engine Price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, GE agrees to meet jointly with Boeing and Customer (to the extent such parties may lawfully do so) to adjust equitably the Aircraft Basic Price of any affected Aircraft to reflect an allowance for increase or decrease in labor compensation and material costs occurring since February of the base price year which is consistent with the application provisions of this Supplemental Exhibit EE1.

(e) If prior to delivery of an Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the L and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), Customer, Boeing and GE will, prior to delivery of such Aircraft, select a substitute for such values from data published by the U.S. Department of Labor, Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revisions of the formula will be made as required to reflect any substitute values. However, if within twenty-four (24) months from delivery of the Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment, such values will be used to determine the increase or decrease in the Engine Price Adjustment determined at the time of delivery of such Aircraft.

FED-PA-03712-EE1	December 12, 2011 Page 3

BOEING PROPRIETARY

NOTE:

The factor (CPI divided by the base year index) by which the Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2.	ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE’s warranty and product support plan (Warranty and Product Support Plan); subject, however, to Customer’s acceptance of the conditions set forth herein and in such Warranty and Product Support Plan. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE’s Warranty and Product Support Plan, and such Warranty and Product Support Plan shall apply to all CF6 turbofan engines including all Modules and Parts thereof, as these terms are defined in the Warranty and Product Support Plan, (Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing’s extension of the GE Warranty and Product Support Plan to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of the Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities. [ * ].

The Warranty and Product Support Plan is set forth in Exhibit C to the applicable purchase contract between GE and Boeing.

Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-EE1	December 12, 2011 Page 4

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit SLP1

to Purchase Agreement Number 3712

FED-PA-03712-SLP1	December 12, 2011 Page 1

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 767-3S2F AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3712.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Leading edge device and trailing edge flap support system.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)

External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

FED-PA-03712-SLP1	December 12, 2011 Page 2

BOEING PROPRIETARY

(iii)

Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)

Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars including splices.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings between vertical stabilizer and body.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

FED-PA-03712-SLP1	December 12, 2011 Page 3

BOEING PROPRIETARY

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section and fittings splicing to outboard stabilizer including pivot and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure.

(v)	For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side strut, including spindles and universals.

(iv)	Upper and lower drag strut, including spindles and universals.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals

(vii)	Torsion links.

(viii)	Bogie beam.

(ix)	Axles.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

FED-PA-03712-SLP1	December 12, 2011 Page 4

BOEING PROPRIETARY

(v)	Steering plates and steering collar.

(vi)	Torsion links.

(vii)	Actuator support beam and hanger.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

FED-PA-03712-SLP1	December 12, 2011 Page 5

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106151

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [ * ] – Option Aircraft and Certain Purchase Right Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F option aircraft (Option Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to exercised Option Aircraft, as identified in the Table 1-B of the Purchase Agreement (Exercised Option Aircraft) and Purchase Right Aircraft that are exercised and scheduled for delivery to Customer during the delivery period from [ * ] through [ * ] (Applicable Purchase Right Aircraft).

1. [*]

2. [*]

3. Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Exercised Option Aircraft and Applicable Purchase Right Aircraft.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Exercised Option Aircraft and Applicable Purchase Right Aircraft, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-LA-1106151 [ * ]	December 12, 2011 Page 1

BOEING PROPRIETARY

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

FED-PA-03712-LA-1106151 [ * ]	December 12, 2011 Page 2

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

Attachments A, B and C

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-LA-1106151 [ * ]	December 12, 2011 Page 3

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106152

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [ * ] – Firm Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[ * ]

2.	[ * ]

3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the firm Aircraft set forth in Table 1-A of the Purchase Agreement as of the execution date of this Letter Agreement.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Aircraft set forth in Table 1-A as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

FED-PA-03712-LA-1106152 [ * ]	December 12, 2011 Page 1

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

Attachments A and B

FED-PA-03712-LA-1106152	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106153

Federal Express Corporation

3610 Hacks Cross Road

Memphis TN 38125

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [ * ] (collectively the Non-Excusable Delay Payment Period) at a rate of [ * ] per day per Aircraft not to exceed an aggregate sum of [ * ] per Aircraft (Liquidated Damages).

2.	Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of Non-Excusable Delay commencing [ * ] after the Scheduled Delivery, Boeing will pay Customer interest calculated as follows (Interest):

[ * ].

3.	Escalation Adjustment.

The Escalation Adjustment as defined in AGTA Article 2.1.5, as amended, will be based on the scheduled delivery month as set forth in Table 1.

*

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FED-PA-03712-LA-1106153 Liquidated Damages Non-Excusable Delay	December 12, 2011 Page 1

BOEING PROPRIETARY

4.	Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless (i) the actual aggregate duration of the Non-Excusable Delay for such Aircraft exceeds [ * ] (Non-Excusable Delay Period) or (ii) if Boeing provides notice that it expects the aggregate duration of the Non-Excusable Delay for such Aircraft to exceed [ * ], in which case Customer may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. For clarification, nothing in this paragraph 4 will affect the parties rights and obligations contained in section 7.5, Aircraft Damaged Beyond Repair, in the AGTA.

5.	Termination.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments including deposits received by Boeing for such Aircraft.

6.	Exclusive Remedies.

The Liquidated Damages and Interest payable in accordance with paragraphs 1 and 2 of this Letter Agreement, and Customer’s right to terminate pursuant to this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

7.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

FED-PA-03712-LA-1106153 Liquidated Damages Non-Excusable Delay	December 12, 2011 Page 2

BOEING PROPRIETARY

*

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Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

FED-PA-03712-LA-1106153 Liquidated Damages Non-Excusable Delay	December 12, 2011 Page 3

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106154

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Firm Aircraft Delivery Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The information provided in this Letter Agreement will be applicable to the Aircraft identified in Table 1-A of the Purchase Agreement only (Firm Aircraft).

1. Firm Aircraft Scheduled to Deliver by [ * ]. Notwithstanding Firm Aircraft delivery dates as provided in Table 1-A that reflect deliveries [ * ] or earlier, Boeing reserves the right to [ * ].

2. Firm Aircraft Scheduled to Deliver after [ * ]. Notwithstanding Firm Aircraft delivery dates as provided in Table 1-A that reflect deliveries after [ * ], Boeing reserves the right to [ * ].

3.	Customer Delivery Constraints. Notwithstanding Articles 1 and 2 of this Letter Agreement, Boeing will not [ * ].

4.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-LA-1106154 Firm Aircraft Delivery Matters	December 12, 2011 Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

FED-PA-03712-LA-1106154 Firm Aircraft Delivery Matters	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106155

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s Model 767-3S2F Aircraft has been defined by the Boeing configuration specification 767-300 Freighter D019T002 Rev. K dated April 30, 2011, as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

[ * ]

1.3 Additional Optional Feature Packages. Customer and Boeing will hold ongoing discussions to discuss additional optional features packages between the definitive agreement date of the Purchase Agreement and implementation of the [ * ] Aircraft. Additional offerability constraints, if any, will be communicated to Customer at the time additional optional feature packages are sent to Customer. Customer will have thirty (30) days, or as may be modified by mutual agreement, to accept or reject the optional features proposed in the additional optional features packages.

1.4 Change Request Pricing. Boeing agrees to use its standard pricing policy and procedures to price any of Customer’s unique optional features.

2. Amendment of the Purchase Agreement. Customer and Boeing will execute a written amendment to the Purchase Agreement on or before [ * ] which will reflect the following:

2.1 Changes applicable to the basic Model 767-300F aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

*

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FED-PA-03712-LA-1106155

BOEING PROPRIETARY

2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

2.3 Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.4 Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in [ * ] of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

2.5 Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in [ * ] of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

2.6 [ * ]

3.	Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

4. Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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FED-PA-03712-LA-1106155

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

Attachments – Package A, Package B, Package C, Package D, Package E, Package F and Attachment A

FED-PA-03712-LA-1106155

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1-A to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 767-3S2F aircraft as option aircraft (Option Aircraft).

2.	Delivery.

The number of Option Aircraft and delivery months are listed in the Attachment to this Letter Agreement.

3.	Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft [ * ] will be subject to escalation to the scheduled delivery date of the Option Aircraft.

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151 titled Special Matters Concerning [ * ] – Option Aircraft and Certain Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

*

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FED-PA-03712-LA-1106156 Option Aircraft	December 12, 2011 Page 1

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

4.3 The Advance Payment Base Price for each exercised Option Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

5.1 Customer will pay an option deposit to Boeing in the amount of [ * ] per Option Aircraft (Option Deposit), on the date of execution of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. [ * ].

5.2 At Supplemental Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date [ * ] prior to the first day of the delivery month listed in the Attachment to this Letter Agreement (Option Exercise Date). In the first instance in which Customer will not exercise an Option Aircraft (Trigger Aircraft), Customer will notify Boeing on or prior to the Trigger Aircraft’s Option Exercise Date, which notice will include an election by Customer to either [ * ].

6.2 Following the Adjusted Block referenced in the preceding paragraph, [ * ].

6.3 [*]

6.4 [*]

6.5 [*]

6.6 [*]

6.7 The parties agree that Option Aircraft, once exercised, will be added to Table 1–B of the Purchase Agreement.

7.	[ * ]

8.	[ * ]

9.	Supplemental Agreement.

Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft (Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

*

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FED-PA-03712-LA-1106156 Option Aircraft	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

Attachment

FED-PA-03712-LA-1106156 Option Aircraft	December 12, 2011 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106157

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Aircraft General Terms Agreement – Amended Terms

References:	1. Aircraft General Terms Agreement No. AGTA-FED between The Boeing Company (Boeing) and Federal Express Corporation (Customer)

2. Letter Agreement 6-1162-RCN-1795 entitled Aircraft General Terms Agreement – Amended Terms.

This letter agreement (Letter Agreement) amends and supplements the AGTA-FED, as previously amended by the Amended Terms (AGTA). All terms used but not defined in this Letter Agreement shall have the same meaning as in the AGTA.

1.	[ * ]

2.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

FED-PA-03712-LA-1106157 AGTA Amended Terms	December 12, 2011 Page 1

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

FED-PA-03712-LA-1106157 AGTA Amended Terms	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-A to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) [ * ] additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft delivery positions are [ * ].

3.	Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall [ * ] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151 titled Special Matters Concerning [ * ] – Option Aircraft and Certain Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

FED-PA-03712-LA-1106158 Purchase Right Aircraft	December 12, 2011 Page 1

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

*

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4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6.	Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [ * ]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[ * ]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

7.	Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [ * ], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8.	[ * ]

9.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on or before [ * ].

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of

*

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FED-PA-03712-LA-1106158 Purchase Right Aircraft	December 12, 2011 Page 2

BOEING PROPRIETARY

Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106158 Purchase Right Aircraft	December 12, 2011 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106159

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Special Matters Concerning [ * ]

References:	1. Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft); and 2. 777F Purchase Agreement No. 3157 (777 PA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[ * ]

2. Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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FED-PA-03712-LA-1106159 Special Matters Concerning [ * ]	December 12, 2011 Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM
Its	Vice President

*

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FED-PA-03712-LA-1106159 Special Matters Concerning [ * ]	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106160

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft);

b) Customer Services General Terms Agreement No. S2-2 (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

1.1 Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2 Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3 Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

FED-PA-03712-LA-1106160 Spare Parts Initial Provisioning	December 12, 2011 Page 1

BOEING PROPRIETARY

2.	Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

FED-PA-03712-LA-1106160 Spare Parts Initial Provisioning	December 12, 2011 Page 2

BOEING PROPRIETARY

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be one hundred twelve percent (112%) of the supplier’s list price for such items.

3.3 QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.	Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

FED-PA-03712-LA-1106160 Spare Parts Initial Provisioning	December 12, 2011 Page 3

BOEING PROPRIETARY

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.	Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft and ending five (5) years after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase all unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft added to the Purchase Agreement by the Supplemental Agreement, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

FED-PA-03712-LA-1106160 Spare Parts Initial Provisioning	December 12, 2011 Page 4

BOEING PROPRIETARY

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s twelve percent (12%) handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

10. Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential.

FED-PA-03712-LA-1106160 Spare Parts Initial Provisioning	December 12, 2011 Page 5

BOEING PROPRIETARY

Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106160 Spare Parts Initial Provisioning	December 12, 2011 Page 6

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106163

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
737	Full tanks
747	26,000
767	11,000
777	10,300
787	Full tanks

FED-PA-03712-LA-1106163 Demonstration Flight Waiver	December 12, 2011 Page 1

BOEING PROPRIETARY

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the Aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing’s facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing’s facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any Flight Discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

FED-PA-03712-LA-1106163 Demonstration Flight Waiver	December 12, 2011 Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 12, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106163 Demonstration Flight Waiver	December 12, 2011 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106177

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	[ * ]

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2 Freighter aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[ * ]

1. [ * ]

2. [ * ]

3. [ * ]

4. [ * ]

5. [ * ]

6. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

FED-PA-03712-LA-1106177 [ * ]	December 12, 2011 Page 1

BOEING PROPRIETARY

*

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Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

*

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FED-PA-03712-LA-1106177 [ * ]	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106207

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Firm Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to the Aircraft identified in Table 1-A of the Purchase Agreement only.

1. Credit Memoranda.

[ * ]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [ * ] base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3. [ * ]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*

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FED-PA-03712-LA-1106207 Special Matters – 767-300F with GE Engines	December 12, 2011 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106207 Special Matters – 767 Freighter with GE Engines	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106208

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Option Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised option aircraft only, as identified in Table 1-B of the Purchase Agreement (Exercised Option Aircraft).

1. Credit Memoranda.

[ * ]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [ * ] base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Option Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Exercised Option Aircraft Price of the respective Exercised Option Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3. [ * ]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Option Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*

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FED-PA-03712-LA-1106208 Special Matters – 767-300F Options Aircraft	December 12, 2011 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106208 Special Matters – 767 Freighter Option Aircraft	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-06574

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Agreement for Deviation from [ * ]

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2 Freighter firm aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*].

1. [ * ]

2. [ * ]

3. [ * ]

4. [ * ]

5. [ * ]

6. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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FED-PA-03712-LA-06574 Agreement for Deviation from [ * ]	December 12, 2011 Page 1

BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-06574 Agreement for Deviation from [ * ]	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

*

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FED-PA-03712-LA-1106584

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F firm aircraft listed on Table 1-A (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreements No. FED-PA-03712-LA-1106153 entitled “Liquidated Damages – Non-Excusable Delay” and FED-PA-03712-LA-1106574 entitled “Agreement for Deviation from [ * ].”

Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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FED-PA-03712-LA-1106584 Aircraft Performance Guarantees	December 12, 2011 LA Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

December 14, 2011

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106584 Aircraft Performance Guarantees	December 12, 2011 LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. FED-PA-03712-LA-1106584

CF6-80C2B6F Engines

MODEL 767-300 FREIGHTER PERFORMANCE GUARANTEES

FOR S-544

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

[ * ]

*

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P.A. No. 3712 AERO-B-BBA4-M11-1089	SS11-0541

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106586

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Miscellaneous Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. [ * ]

2. [ * ]

3. [ * ]

4. [ * ]

5. [ * ]

6. [ * ]

7. [ * ]

8. [ * ]

9. [ * ]

10. [ * ]

11. [ * ]

*

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FED-PA-03712-LA-1106586 Miscellaneous Matters	December 12, 2011 Page 1

BOEING PROPRIETARY

12. Entire Agreement. This Agreement and the Purchase Agreement contain the entire agreement between the parties and supersede all previous proposals, understandings, commitments or representations, oral or written, with respect to the subject matter hereof.

13. Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

AGREED AND ACCEPTED this

December 14, 2011
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ STUART C. ROSS	/s/ PHILLIP C. BLUM
Signature	Signature

Stuart C. Ross	Phillip C. Blum
Printed name	Printed name

Attorney-in-Fact	Vice President
Title	Title

FED-PA-03712-LA-1106586 Miscellaneous Matters	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106614

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Purchase Right Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised Purchase Right Aircraft only (Exercised Purchase Right Aircraft), as described in letter agreement FED-PA-03712-LA-1106158.

1. Credit Memoranda.

[ * ]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [ * ] base year dollars and will be escalated to the scheduled month of the respective Purchase Right Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Purchase Right Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Exercised Purchase Right Aircraft Price of the respective Exercised Purchase Right Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3. [ * ]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Purchase Right Aircraft at time of delivery and becoming the operator of the Purchase Right Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-LA-1106614 Special Matters – Purchase Right Aircraft	December 12, 2011 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/s/ PHILLIP C. BLUM

Its	Vice President

FED-PA-03712-LA-1106614 Special Matters – Purchase Right Aircraft	December 12, 2011 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106824

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Customer Support Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. [ * ]

2. [ * ]

3. [ * ]

4. [ * ]

5. Entire Agreement. This Agreement and the Purchase Agreement contain the entire agreement between the parties and supersede all previous proposals, understandings, commitments or representations, oral or written, with respect to the subject matter hereof.

6. Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712-LA-1106824 Customer Support Matters	December 12, 2011 Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14, 2011

Federal Express Corporation

By	/S/ PHILLIP C. BLUM

Its	Vice President

Attachment A

FED-PA-03712-LA-1106824 Customer Support Matters	December 12, 2011 Page 2

BOEING PROPRIETARY

AIRCRAFT GENERAL TERMS AGREEMENT

AGTA-FED

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

AGTA-FED

BOEING PROPRIETARY

TABLE OF CONTENTS

		PAGE
ARTICLES		NUMBER

1.	Subject Matter of Sale	1

2.	Price, Taxes and Payment	1

3.	Regulatory Requirements and Certificates	3

4.	Detail Specification; Changes	4

5.	Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance	4

6.	Delivery	5

7.	Excusable Delay	5

8.	Risk Allocation/Insurance	7

9.	Assignment, Resale or Lease	8

10.	Termination for Certain Events	9

11.	Notices	10

12.	Miscellaneous	11

EXHIBITS

A	Buyer Furnished Equipment Provisions Document

B	Customer Support Document

C	Product Assurance Document

APPENDICES

I	Insurance Certificate

II	Purchase Agreement Assignment

III	Post-Delivery Sale Notice

IV	Post-Delivery Lease Notice

V	Purchaser’s/Lessee’s Agreement

VI	Owner Appointment of Agent—Warranties

VII	Contractor Confidentiality Agreement

VIII	Post-Delivery Sale with Lease to Seller

IX	Sale with Lease

X	Post-Delivery Security

AGTA-FED	- i -

BOEING PROPRIETARY

AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-FED

between

The Boeing Company

and

Federal Express Corporation

Relating to

BOEING AIRCRAFT

This Aircraft General Terms Agreement Number AGTA-FED (AGTA) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1. Subject Matter of Sale.

1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2. Price, Taxes, and Payment.

2.1 Price.

2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. The Airframe Price includes the engine price at its basic thrust level.

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BOEING PROPRIETARY

2.1.2 Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

2.1.3 Aircraft Basic Price is defined as the sum of the Airframe Price and the Optional Features Prices.

2.1.4 Escalation Adjustment is defined as the price adjustment to the Airframe Price and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

2.1.5 Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

2.1.6 Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

2.2 Taxes.

2.2.1 Taxes. Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal or California State income taxes imposed on Boeing or Boeing’s assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing’s assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.

2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.

2.3 Payment.

2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

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BOEING PROPRIETARY

2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

Article 3. Regulatory Requirements and Certificates.

3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

3.2 FAA or Applicable Regulatory Authority Manufacturer Changes.

3.2.1 A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.

3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

(i) resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

(ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

(iii) for any aircraft delivered during the 18 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

3.2.3 Customer will pay Boeing’s charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

3.3 FAA Operator Changes.

3.3.1 An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

AGTA-FED	- 3 -

BOEING PROPRIETARY

3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing’s option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing’s applicable charges.

3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer’s obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.

Article 4. Detail Specification; Changes.

4.1 Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

4.2 Development Changes. Development Changes are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification or the functionality of the aircraft systems as described in the applicable Detail Specification. Boeing may incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer. Boeing will provide advance notice of any Developmental Changes planned for incorporation in Customer’s model 777 Aircraft. Boeing will discuss any concerns Customer may have regarding such Developmental Changes and reasonably consider any requests made by Customer with respect to the incorporation of Developmental Changes.

4.3 Notices. Boeing will promptly notify Customer of any proposed amendments to a Detail Specification.

Article 5. Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.

5.1 Office Space. Twelve months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.

5.2 Inspection. Customer’s representatives may inspect each aircraft at any reasonable time, provided such inspection does not unreasonably interfere with Boeing’s performance.

5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to 4 hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing’s production flight test procedures. Customer may designate up to five representatives to participate as observers.

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BOEING PROPRIETARY

5.4 Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.

Article 6. Delivery.

6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least 30 days before the scheduled month of delivery and again at least 14 days before the scheduled delivery date.

6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.

6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

6.4 Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.

Article 7. Excusable Delay.

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing’s appraisal of the facts.

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BOEING PROPRIETARY

7.3 Delay in Delivery of Twelve Months or Less. If the revised delivery month is 12 months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:

7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.

7.3.3 All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.

7.4 Delay in Delivery of More Than Twelve Months. If the revised delivery month is more than 12 months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If the applicable purchase agreement is not terminated with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.

7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing’s other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have 30 days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments including deposits paid by Customer for the respective aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.

7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to the excusable delays in performance covered by this Article.

AGTA-FED	- 6 -

BOEING PROPRIETARY

Article 8. Risk Allocation/Insurance.

8.1 Title and Risk with Boeing.

8.1.1 Boeing’s Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer’s observers from and against all claims and liabilities, including all expenses and attorneys’ fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer’s observers.

8.1.2 Definition of Customer. For the purposes of this Article, “Customer” is defined as FedEx Corporation, its divisions and subsidiaries including Federal Express Corporation, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

8.2 Insurance.

8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer’s assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer’s obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

AGTA-FED	- 7 -

BOEING PROPRIETARY

8.2.3 Definition of Boeing. For purposes of this article, “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 9. Assignment, Resale, or Lease.

9.1 Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;

9.1.2 Boeing may assign its rights to receive money; and

9.1.3 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.

9.3 Sale or Lease by Customer After Delivery. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing’s receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.

9.4 Notice of Sale or Lease After Delivery. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

AGTA-FED	- 8 -

BOEING PROPRIETARY

9.6 Appointment of Agent—Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing’s receipt of the agent’s written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer’s rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing’s obligations under the applicable purchase agreement.

Article 10. Termination of Purchase Agreements for Certain Events.

10.1 Termination. If either party

(i) ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

(ii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

10.2 Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.

AGTA-FED	- 9 -

BOEING PROPRIETARY

Article 11. Notices.

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Delivery or	Federal Express Corporation
	Courier:	3610 Hacks Cross Road

Memphis TN 38125
Attn: Senior Vice President,
	Mail:	Air Operations

Federal Express Corporation
3610 Hacks Cross Road
Memphis TN 38125
Attn: Senior Vice President,
Air Operations

With a copy to:

Federal Express Corporation
Legal Department
Attn: Vice President, Business
Transactions and Risk Management
3620 Hacks Cross Road
	Facsimile:	Memphis, TN 38125
	Telephone:	(901)434-9054
(901)434-8440

AGTA-FED	- 10 -

BOEING PROPRIETARY

Boeing	Delivery	Boeing Commercial Airplanes
or
	Courier:	1901 Oakesdale Avenue S.W.
Renton, Washington 98055
U.S.A.

Attention: Vice President—Contracts
Mail Code 21-34

	Mail:	Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Attention: Vice President—Contracts
Mail Code 21-34

	Facsimile:	425 237-1706
	Telephone:	206 766-2400

Article 12. Miscellaneous.

12.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.

12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.

12.5 Information Releases. Neither party will make a news release, publish articles, brochures, advertisements, issue prepared speeches or make any other information releases concerning this AGTA, or any Purchase Agreement entered into underneath this AGTA, without the prior written consent of the other party. Once such consent is obtained, the party making such disclosure will in each instance obtain the prior written approval of the other party concerning the exact test and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning this AGTA or an applicable Purchase Agreement.

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BOEING PROPRIETARY

12.6 Customer’s Data. The parties acknowledge that in conjunction with a Purchase Agreement under this AGTA, Customer may disclose to Boeing certain valuable, confidential and proprietary information. Accordingly, prior to such disclosure, Customer will notify Boeing in writing of the proprietary status of such data and Boeing will agree to protect Customer’s interest in the data by not further disclosing the data to any other party without the prior written consent of the Customer.

12.7 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

12.8 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft.

This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect on the date of the executed Purchase Agreement.

DATED AS OF November 7, 2006

FEDERAL EXPRESS CORPORATION		THE BOEING COMPANY

By	/s/ Phillip C. Blum	By	/s/ R.C. Nelson

Its	Vice President–Aircraft Acquisitions/ SAO	Its	Attorney-In-Fact

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BOEING PROPRIETARY

EXHIBIT A

to

AIRCRAFT GENERAL TERMS AGREEMENT

AGTA-FED

between

THE BOEING COMPANY

and

FEDEX CORPORATION

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

AGTA-FED	A

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1. General.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer’s expense. This equipment is designated “Buyer Furnished Equipment” (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit to this Exhibit A in a purchase agreement at the time of aircraft purchase.

2. Supplier Selection.

Customer will:

2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1 to the applicable purchase agreement at the time of aircraft purchase.

2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1 complete BFE configuration design requirements for such BFE; and

2.2.2 confirm technical data submittal requirements for BFE certification.

3. Customer’s Obligations.

Customer will:

3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report; including, without limitation,

3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

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BOEING PROPRIETARY

3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein; and

3.1.3 assure that all BFE Aircraft Software is delivered in compliance with Boeing’s then-current Standards for Loadable

Systems;

3.1.4 assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1 require supplier’s contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2 assure that all BFE supplier’s quality systems are approved to Boeing’s then current standards for such systems;

3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

3.6 provide reasonably necessary field service representation at Boeing’s facilities to support Boeing on all issues related to the installation and certification of BFE;

3.7 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.8 work with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

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BOEING PROPRIETARY

3.9 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

3.10 assure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers,

3.11 warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery. Customer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses.

3.12 warrant that the BFE will meet the requirements of the Detail Specification; and

3.13 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4. Boeing’s Obligations.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5. Nonperformance by Customer.

If Customer’s nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

5.2 deliver the Aircraft to Customer without the BFE installed.

6. Return of Equipment.

BFE not installed in the Aircraft will be returned to Customer in accordance with Customer’s instructions and at Customer’s expense.

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7. Title and Risk of Loss.

7.1 With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.2 With respect to Aircraft manufactured in the State of California, Customer agrees to sell and Boeing agrees to purchase each item of BFE concurrently with its delivery to Boeing. A reasonable shipset price for the BFE shall be established with Customer. Customer and Boeing agree that the Aircraft Price will be increased by the amount of said shipset price and such amount will be included on Boeing’s invoice at time of Aircraft delivery. Boeing’s payment for the purchase of each shipset of BFE from Customer will be made at the time of delivery of the Aircraft in which the BFE is installed.

8. Interchange of BFE

To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9. Indemnification of Boeing.

After transfer of title of the Aircraft, Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the BFE.

10. Patent Indemnity.

Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

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11. Definitions.

For the purposes of the above indemnities, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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EXHIBIT B

to

AIRCRAFT GENERAL TERMS AGREEMENT

AGTA-FED

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

CUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

Part 2: Field Services and Engineering Support Services

Part 3: Technical Information and Materials

Part 4: Alleviation or Cessation of Performance

Part 5: Protection of Proprietary Information and Proprietary Materials

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i BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT

PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1. Boeing Training Programs.

1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.

1.2 Boeing will conduct all training at Boeing’s primary training facility for the model of aircraft purchased unless otherwise agreed.

1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.

1.4 Customer will be responsible for all expenses of Customer’s personnel. Boeing will transport Customer’s personnel between their local lodging and Boeing’s training facility.

2. Training Planning Conferences.

Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3. Operations Engineering Support.

3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:

3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of aircraft;

3.1.2 assistance with interpretation of, ,the minimum equipment list, the definition of, ,the configuration deviation list and the analysis of individual aircraft performance;

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3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;

3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and

3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

4. Training at a Facility Other Than Boeing’s.

If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the

Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

4.2 Customer will pay Boeing’s then-current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location, including travel time;

4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;

4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.

5. General Terms and Conditions.

5.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

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5.2 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.3 If the training is based at Boeing’s facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds $25,000, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.4 If the flight training is based at Boeing’s facility, several airports in surrounding states may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least 30 days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within 30 days of the date of the invoice.

5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

5.7 If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within 12 months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.

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CUSTOMER SUPPORT DOCUMENT

PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1. Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).

1.1 Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending 12 months after delivery of the last aircraft covered by a specific purchase agreement.

1.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer’s aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2. Engineering Support Services.

Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

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2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing’s support, Boeing will analyze and comment on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual.

2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing’s support, Boeing will analyze and comment on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer’s request, evaluate Customer’s technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an initial maintenance plan for the introduction of the aircraft into service.

2.7 Post-Delivery Service Support. Boeing will, at Customer’s request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing’s facility prior to completion of that flight. In that event the following provisions will apply.

2.7.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.7.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of this AGTA apply.

2.7.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

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2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

2.8 Additional Services. Boeing may, at Customer’s request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

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CUSTOMER SUPPORT DOCUMENT

PART 3: TECHNICAL INFORMATION AND MATERIALS

1. General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.

Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled “Specification for Manufacturers’ Technical Data”. Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, “Digital Data Standards for Aircraft Support.”

2. Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

When available, Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be chosen, Customer may select a reasonable quantity of printed and 16mm microfilm formats, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

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3. Information and Materials—Incremental Increase.

Until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of Materials with the exception of microfilm master copies, digital formats, and others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4. Advance Representative Copies.

All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5. Customized Materials.

All customized Materials will reflect the configuration of each aircraft as delivered.

6. Revisions.

6.1 Revision Service. Boeing will provide revisions free of charge to certain Materials to be identified in the planning conference conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7. Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the specific model of aircraft.

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8. Buyer Furnished Equipment Data.

Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least nine months prior to the scheduled delivery month of Customer’s first aircraft of a specific model. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

9. Materials Shipping Charges.

Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

10. Customer’s Shipping Address.

The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.

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CUSTOMER SUPPORT DOCUMENT

PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.	a labor stoppage or dispute in progress involving Customer;

2.	wars or warlike operations, riots or insurrections in the country where the facility is located;

3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

5. the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

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CUSTOMER SUPPORT DOCUMENT

PART 5: PROTECTION OF PROPRIETARY INFORMATION

AND PROPRIETARY MATERIALS

1. General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2. License Grant.

Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3. Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4. Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of

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AGTA_Exhibit_B	5-1 BOEING PROPRIETARY

developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

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EXHIBIT C

to

AIRCRAFT GENERAL TERMS AGREEMENT

AGTA-FED

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

PRODUCT ASSURANCE DOCUMENT

This document contains:

Part 1: Exhibit C Definitions

Part 2: Boeing Warranty

Part 3 Boeing Service Life Policy

Part 4: Supplier Warranty Commitment

Part 5: Boeing Interface Commitment

Part 6: Boeing Indemnities against Patent and Copyright Infringement

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i BOEING PROPRIETARY

PRODUCT ASSURANCE DOCUMENT

PART 1: EXHIBIT C DEFINITIONS

Authorized Agent—Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

Average Direct Hourly Labor Rate—the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

Boeing Product—any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing’s detailed design with Boeing’s authorization.

Correct(s)—to repair, modify, provide modification kits or replace with a new product.

Correction—a repair, a modification, a modification kit or replacement with a new product.

Corrected Boeing Product—a Boeing Product which is free of defect as a result of a Correction.

Direct Labor—Labor spent by Customer’s direct labor employees to access, remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection and testing.

Direct Materials—Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

Rogue Unit—A Boeing Product, on which an unscheduled removal due to breach of warranty occurs three (3) or more times both (i) within the warranty period and (ii) within either twelve (12) consecutive months or one thousand (1,000) consecutive operating hours.

Service Life Policy (SLP) Component/Item Any primary structural element (excluding industry standard parts), such as landing gear, wing, fuselage, vertical, or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at the time of delivery or purchased from Boeing by Customer as a spare part. The detailed (SLP) Component/Item list is contained in Supplemental Exhibit SLP1 to the applicable Purchase Agreement.

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Specification Control Drawing (SCD)—a Boeing document defining specifications for certain Supplier Products.

Supplier—the manufacturer of a Supplier Product.

Supplier Product—any system, accessory, equipment, part or Aircraft Software that is not manufactured to Boeing’s detailed design. This includes but is not limited to parts manufactured to a SCDrawing, all standards, and other parts obtained from non-Boeing sources.

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PRODUCT ASSURANCE DOCUMENT

PART 2: BOEING WARRANTY

1. Applicability.

This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2. Warranty.

2.1 Coverage. Boeing warrants that at the time of delivery:

(i)	the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

(ii)	all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

(iii)	all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design

2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

(i)	conditions resulting from normal wear and tear;

(ii)	conditions resulting from acts or omissions of Customer; and

(iii)	conditions resulting from failure to properly service and maintain a Boeing Product.

3. Warranty Periods.

3.1 Warranty. The warranty period begins on the date of aircraft, or Boeing Product, delivery (Delivery) and ends 48 months after Delivery.

3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product shall begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and shall be for the period specified immediately below:

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(i) For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty period for the defective Boeing Product.

(ii) For Corrected Boeing Products which have been Corrected because of defect in workmanship, the applicable warranty period is the remainder of the initial warranty or 12 months following the date of delivery of the Corrected Boeing Product, whichever is longer.

(iii) For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is 18 months or the remainder of the initial warranty period, whichever is longer.

3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4. Remedies.

4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction. During the warranty period, Boeing will not charge Customer for tests on Boeing Products returned to Boeing for Correction on which Boeing is unable to confirm the failure claimed, provided:

(i)	Boeing’s written instructions were followed by the Customer for testing the Boeing Product prior to its return to Boeing, and

(ii)

Customer’s claim includes all applicable documentation of such tests with the returned Boeing Product, including but not limited to: Central Maintenance Computer (CMC), Flight Maintenance Computer System, (FMCS), Flight Isolation Manual (FIM), Engine Indicating and Crew Alerting System (EICAS) or Built In Test Equipment (BITE) messages.

4.2 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products described in Article 7.3, below, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Customer has claimed and Boeing has identified as a covered defect, provided the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period.

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Such reimbursement will not apply to any inspections performed after a Correction is available to Customer and Customer has had a reasonable time to incorporate the Correction, given the Customer’s fleet size and maintenance schedule.

4.3 Rogue Units.

4.3.1 Upon written request, Boeing will lend Customer at no charge an interchangeable Boeing Product in exchange for a Rogue Unit. Within ten (10) calendar days of its receipt of the loaned Boeing Product, Customer will ship the Rogue Unit to Boeing. Customer will provide with the Rogue Unit verification of the following requirements:

(i)	The removed Boeing Product failed three (3) times within twelve (12) consecutive months or one thousand (1000) consecutive operating hours during the warranty period following initial delivery,

(ii)	Removals were performed in compliance with flight or maintenance manuals approved by the FAA or the comparable regulatory agency for the country in which the aircraft is registered, and

(iii)

Any Corrections or tests to the Boeing Product were performed by Customer according to the latest revision of the Boeing Component Maintenance Manual (CMM), according to written instructions from Boeing, or by Boeing.

4.3.2 Upon receipt of a Rogue Unit and the required verifications, Boeing will, at no-charge to Customer, either replace the Rogue Unit with a new Boeing Product or, if otherwise agreed, allow Customer to retain the loaned, Boeing Product.

5. Discovery and Notice.

5.1 For notice to be effective:

(i)	the defect, failure or in-service problem must be discovered during the warranty period; and

(ii)	Boeing Warranty must receive written notice of the discovery no later than 180 days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

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5.2 Receipt of Customer’s or its Authorized Agent’s notice of the discovery of a defect secures Customer’s rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

5.3 Once Customer has given valid notice of the discovery of a defect, a claim will be submitted as soon as practicable after performance of the Correction.

5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect or failure and submittal of notice under this Exhibit C as of the in-warranty date specified in industry support information in a service bulletin or service letter

6. Filing a Claim.

6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing’s receipt of the Authorized Agent’s express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

6.2 Claim Information.

6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer’s rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

(i)	identity of claimant;

(ii)	serial or block number of the aircraft on which the defective Boeing Product was delivered;

(iii)	part number and nomenclature of the defective Boeing Product;

(iv)	purchase order number and date of delivery of the defective spare part;

(v)	description and substantiation of the defect;

(vi)	date the defect was discovered;

(vii)	date the Correction was completed;

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(viii)	the total flight hours or cycles accrued, if applicable;

(ix)	an itemized account of direct labor hours expended in performing the Correction; and

(x)	an itemized account of any direct materials incorporated in the Correction.

6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.

6.3 Boeing Claim Processing.

6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 11, “Notice,” of the AGTA or through an internet portal and process specified by Boeing.

6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7. Corrections Performed by Customer or Its Authorized Agent.

7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor.

7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing’s applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

7.3 Reimbursement.

7.3.1 Boeing will reimburse Customer’s reasonable costs of Direct Materials and Direct Labor by credit memorandum (excluding labor hours expended for overhaul) at Customer’s Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed.

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Customer or its Authorized Agent may be required to produce invoices for materials.

7.3.2 Customer’s established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer’s Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer’s first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer’s then-current Average Direct Hourly Labor Rate and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

7.3.3 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

7.3.4 Boeing will provide to Customer a single, lump sum credit memorandum for Customer’s Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer’s submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Such credit memoranda will not be provided in response to any other requests for reimbursement including, without limitation, those arising out of program letters or other special offers provided by Boeing.

7.3.5 Boeing will reimburse Customer’s freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor, including but not limited to, kits provided to Customer at no additional cost.

7.3.6 Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed 65% of Boeing’s then-current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost elements used to determine the 65% limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement Product to Customer in lieu of credit reimbursement.

7.4 Disposition of Defective Boeing Products Beyond Economical Repair.

7.4.1 A defective Boeing Product found to be beyond economical repair (see Para. 7.3.6) will be retained for a period of 30 days from the date Boeing receives Customer’s claim. During the 30 day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

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7.4.2 After the 30 day period, a defective Boeing Product with a value of U.S. $4,000 or less may be scrapped without notification to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. If such Boeing Product has a value greater than U.S, $4,000, Customer must obtain confirmation of unrepairability by Boeing’s on-site Customer Services Representative prior to scrapping. Confirmation may be in the form of the Representative’s signature on Customer’s claim or through direct communication between the Representative and Boeing Warranty.

8. Corrections Performed by Boeing.

8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.

8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer’s authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

8.3 Correction Time Objectives.

8.3.1 Boeing’s objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other Boeing Products performed at Boeing’s facilities and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor’s facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.

8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective or failed Boeing Product in quantities shown in Boeing’s Recommended Spare Parts List, then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned.

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8.4 Title Transfer and Risk of Loss.

8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.

8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9. Returning an Aircraft.

9.1 Conditions. An aircraft may be returned to Boeing’s facilities for Correction only if:

(i)	Boeing and Customer agree a covered defect exists;

(ii)	Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

(iii)	it is not practical, in Boeing’s estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the aircraft to Boeing and back to Customer’s facilities. Customer will minimize the length of both flights.

9.3 Separate Agreement. Prior to the return of an aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within 24 hours of Boeing’s request. If such authorization is not received within 24 hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10. Insurance.

The provisions of Article 8.2 “Insurance”, of this AGTA, will apply to any work performed by Boeing in accordance with Customer’s specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.

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11. Disclaimer and Release; Exclusion of Liabilities.

11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(A)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(B)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(C)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

11.4 Definitions. For the purpose of this Article, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

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PRODUCT ASSURANCE DOCUMENT

PART 3: BOEING SERVICE LIFE POLICY

1. Definitions.

Service Life Policy (SLP) Component/Item—any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2. Service Life Policy.

2.1 SLP Commitment. If a failure is discovered in a SLP Component/Item within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component/Item at the price calculated pursuant to Article 3.1, below. If requested by Customer as an alternative remedy, Boeing will reimburse Customer in accordance with the provisions of Exhibit C, Part 2, Article 7.3, for Direct Labor and Direct Material for repair of a failed SLP Component/Item an amount not to exceed the difference between Boeing’s then current spare parts price for such SLP Component/Item and the price determined pursuant to Article 3, below.

2.2 SLP Policy Periods.

2.2.1 The policy period for SLP Components initially installed on an aircraft is 12 years after the date of delivery of the aircraft except that for SLP Components initially installed on a 787 aircraft the policy period is 15 years after the date of delivery of the aircraft.

2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years from delivery of such SLP Component or 12 years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires.

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3. Price.

The price Customer will pay for replacement of a failed SLP Component/Item will be calculated pursuant to the following formula:

P = CT

      144

where:

P =	price to Customer for the replacement part

C =	SLP Component sales price at time of replacement

T =	total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.

4. Conditions.

Boeing’s obligations under this Part 3 of Exhibit C, “Boeing Service Life Policy,” (Policy) are conditioned upon the following:

4.1 Customer must notify Boeing in writing of the failure within three months after it is discovered.

4.2 Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:

(i)	a defect or failure in a component not covered by this Policy,

(ii)	an extrinsic force,

(iii)	an act or omission of Customer, or

(iv)	operation or maintenance contrary to applicable governmental regulations or Boeing’s instructions.

4.3 If return of a failed SLP Component/Item is practicable and requested by Boeing, Customer will return such SLP Component/Item to Boeing at Boeing’s expense.

4.4 Customer’s rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.

5. Disclaimer and Release; Exclusion of Liabilities.

This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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PRODUCT ASSURANCE DOCUMENT

PART 4: SUPPLIER WARRANTY COMMITMENT

1. Supplier Warranties and Supplier Patent and Copyright Indemnities.

Boeing will use commercially reasonable efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing’s detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2. Boeing Assistance in Administration of Supplier Warranties.

Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3. Boeing Support in Event of Supplier Default.

3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

3.2 At Boeing’s request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

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PRODUCT ASSURANCE DOCUMENT

PART 5: BOEING INTERFACE COMMITMENT

1. Interface Problems.

An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing’s opinion as to the causes of the Interface Problem and Boeing’s recommendation as to corrective action.

2. Boeing Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty.

3. Supplier Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4. Joint Responsibility.

If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5. General.

Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

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6. Disclaimer and Release; Exclusion of Liabilities.

This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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PRODUCT ASSURANCE DOCUMENT

PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT

1. Indemnity Against Patent Infringement.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2. Indemnity Against Copyright Infringement.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3. Exceptions, Limitations and Conditions.

3.1 Boeing’s obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

3.2 Boeing’s obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a “work” under The Berne Convention.

3.3 The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.

3.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

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3.5 At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement,

(ii) assume or control the defense of any infringement allegation, claim, suit or formal action provided that Boeing will not agree to any settlement or agreement which would have the effect of preventing Customer from using any Boeing Product or Aircraft Software or replacement therefore as provided in (iv) below, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing’s written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES (THE FOREGOING SENTENCE DOES NOT APPLY TO ANY CLAIM MADE AGAINST CUSTOMER FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES BY THE PATENT OR COPYRIGHT OWNER OR ANY PARTY PROPERLY CLAIMING A LEGAL CAUSE OF ACTION THROUGH AN INTEREST GRANTED BY SUCH OWNER). THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

3.9 For the purposes of this Part 6, “BOEING or Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

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Appendix I

SAMPLE

Insurance Certificate

BROKER’S LETTERHEAD

Date:

Certificate of Insurance

ISSUED TO:   The Boeing Company

Post Office Box 3707

Mail Code 13-57

Seattle, Washington 98124

Attn: Manager—Aviation Insurance for

Vice President—Employee Benefits,

Insurance and Taxes

CC:	Boeing Commercial Airplanes

P.O. Box 3707

Mail Code 21-34

Seattle, Washington 98124-2207

U.S.A.

Attn: Vice President—Contracts

NAMED INSURED: Federal Express Corporation

We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

Insurer	Policy No.	Participation

POLICY PERIOD: From	to

GEOGRAPHICAL LIMITS: Worldwide (however, as respects “Aircraft Hull War and Allied Perils” Insurance, as agreed by Boeing).

Appendix I Page A-1

Appendix I

SAMPLE

Insurance Certificate

AIRCRAFT INSURED: All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and                     (hereinafter Aircraft):

Purchase Agreement No.	dated	, 20

Purchase Agreement No.	dated	, 20

COVERAGES:

1.	Aircraft “all risks” Hull (Ground and Flight)

2.	Aircraft Hull War and Allied Perils (as per LSW 555, or its successor wording)

3.	Airline Liability

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, //Premises/Operations// Liability, Completed //Operations/Products// Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than Section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY: To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under “Aircraft Insured” and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable).

Appendix I Page A-2

Appendix I

SAMPLE

Insurance Certificate

(737-500/600)	US$	350,000,000
(737-300/700)	US$	400,000,000
(737-400)	US$	450,000,000
(737-800/900)	US$	500,000,000
(757-200)	US$	525,000,000
(757-300)	US$	550,000,000
(767-200)	US$	550,000,000
(767-300)	US$	700,000,000
(767-400ERX)	US$	750,000,000
(787)	US$	700,000,000
(777)	US$	800,000,000
(747)	US$	900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are Twenty-five million U.S. Dollars ($25,000,000) any one offense.)

DEDUCTIBLES / SELF-INSURANCE: Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING: It is certified that Insurers are aware of the terms and conditions of

AGTA-FED and the following purchase agreements:

Purchase Agreement No.	dated	, 20

Purchase Agreement No.	dated	, 20

Purchase Agreement No.	dated	, 20

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

1. In regard to Aircraft “all risks” Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-FED which was incorporated by reference into the applicable purchase agreement.

Appendix I Page A-3

Appendix I

SAMPLE

Insurance Certificate

2. In regard to Airline Liability Insurance, Insurers agree:

2.1 To include Boeing as an additional insured in accordance with Customer’s undertaking in Article 8.2.1 of AGTA-FED which was incorporated by reference into the applicable purchase agreement.

2.2 To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

2.3 To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

2.4 To provide that all provisions of the insurance coverage’s referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

3. In regard to all of the above referenced policies:

3.1 Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverage’s described herein;

3.2 If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

3.3 For the purposes of the Certificate, “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

Subject to the terms, conditions, limitations and exclusions of the relative policies.

Name:

Title:

Appendix I Page A-4

Appendix II

SAMPLE

Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of             , 20             is between            , a company organized under the laws of             (Assignor) and             , a company organized under the laws of            (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor’s rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

1. For all purposes of this Assignment, the following terms will have the following meanings:

Aircraft—one Boeing Model             aircraft, bearing manufacturer’s serial number             , together with all engines and parts installed on such aircraft on the Delivery Date.

Boeing—Boeing shall include any wholly-owned subsidiary of Boeing, and its successors and assigns.

Boeing Purchase Agreement—Purchase Agreement No.             dated as of             between Boeing and Assignor, as amended, but excluding             , providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-FED (AGTA).

Delivery Date—the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment:

Appendix II Page A-5

Appendix II

SAMPLE

Purchase Agreement Assignment

{EXAMPLES

(i)

the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the “Buyer” in the bill of sale for the Aircraft;

(ii)	the right to accept delivery of the Aircraft;

(iii)	all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

(iv)	all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

(v)	any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

{EXAMPLES

(i)

all Assignor’s rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

(ii)

all Assignor’s rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

(iii)	the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

(iv)	the right to maintain plant representatives at Boeing’s plant pursuant to the Boeing Purchase Agreement.}

Appendix II Page A-6

Appendix II

SAMPLE

Purchase Agreement Assignment

Assignee hereby accepts such assignment.

3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor’s name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President—Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 425-237-1706, if by facsimile. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original “Customer” thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee’s agreements in this paragraph.

Appendix II Page A-7

Appendix II

SAMPLE

Purchase Agreement Assignment

7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.

8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor’s true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

12. This Assignment will be governed by, and construed in accordance with, the laws of .

Appendix II Page A-8

Appendix II

SAMPLE

Purchase Agreement Assignment

as Assignor	as Assignee

By	By
Name:	Name:
Title:	Title:
Attest:

The undersigned, as ///Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee/// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of , 20 , agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

as //Indenture Trustee/Agent//

By:
Name:
Title:

Appendix II Page A-9

Appendix II

SAMPLE

Purchase Agreement Assignment

CONSENT AND AGREEMENT OF

THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing in respect of the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named “Customer” therein.

This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of                , 20 .

THE BOEING COMPANY

By
Name:
Title:	Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s)

Appendix II Page A-10

Appendix III

SAMPLE

Post-Delivery Sale Notice

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention: Vice President—Contracts

Mail Code 21-34

In connection with the sale by Federal Express Corporation (Seller) to                 (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No.                 dated as of                 , 20                 , between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model                 aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)                 (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-FED (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1. Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and

2. Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

<AGTA>	Appendix III Page A-11

Appendix III

SAMPLE

Post-Delivery Sale Notice

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Federal Express Corporation	Purchaser

By	By

Its	Its

Dated	Dated

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By
Its	Attorney-in-Fact
Dated

Aircraft Manufacturer’s Serial Number

<AGTA>	Appendix III Page A-12

Appendix IV

SAMPLE

Post-Delivery Lease Notice

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention: Vice President—Contracts

Mail Code 21-34

In connection with the lease by Federal Express Corporation (Lessor) to                     (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No.                     dated as of                     , 20                     , between The Boeing Company (Boeing) and Lessor (Purchase Agreement) under which Lessor purchased certain Boeing Model aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)                     (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-FED (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1. Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

<AGTA>	Appendix IV Page A-13

Appendix IV

SAMPLE

Post-Delivery Lease Notice

2. Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.

3. Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Federal Express Corporation	Lessee

By	By

Its	Its

Dated	Dated

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By
Its	Attorney-in-Fact
Dated

Aircraft Manufacturer’s Serial Number

<AGTA>	Appendix IV Page A-14

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention Vice President – Contracts

Mail	Code 21-34

In connection with the sale/lease by Federal Express Corporation (Seller/Lessor) to                     (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

(i)

Purchase Agreement No.                     dated as of                    , 20                    , between The Boeing Company (Boeing) and Seller/Lessor (Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model                     aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)                     (Aircraft); and

(ii)	Aircraft Sale/Lease Agreement dated as of , 20 , between Seller/Lessor and Purchaser/Lessee (Aircraft Agreement) under which Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

1. //Seller/Lessor// has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2. Disclaimer and Release; Exclusion of Consequential and Other Damages.

2.1 In accordance with Seller/Lessor obligation under Article 9.5 of the AGTA which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

<AGTA>	Appendix V Page A-15

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(i)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

2.4 Definitions. For the purpose of this paragraph 2, BOEING or Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

<AGTA>	Appendix V Page A-16

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

Very truly yours,

Federal Express Corporation	Purchaser/Lessee

By	By

Its	Its

Dated	Dated

<AGTA>	Appendix V Page A-17

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent—Warranties

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention Vice President – Contracts

Mail	Code 21-34

Reference is made to Purchase Agreement No.                     dated as of                     , 20                     (Purchase Agreement), between The Boeing Company (Boeing) and Federal Express Corporation (Customer), under which Customer purchased certain Boeing Model                     aircraft including the aircraft bearing Manufacturer’s Serial No(s)                     (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-FED (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

1. Customer has appointed                     as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

2.Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President—Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing’s receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

3.Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

<AGTA>	Appendix VI Page A-18

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent—Warranties

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Federal Express Corporation

By

Its

Dated

Appendix VI Page A-19

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent—Warranties

AGENT’S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Federal Express Corporation

Agent

By

Its

Dated

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY

By

Its

Dated

Aircraft Manufacturer’s Serial Number

Appendix VI Page A-20

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention Vice President – Contracts

Mail	Code 21-34

This agreement (Agreement) is entered into between                     (Contractor) and Federal Express Corporation (Customer) and will be effective as of the date set forth below.

In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information; reference is made to Purchase Agreement No.                     dated as of                     between The Boeing Company (Boeing) and Customer (Purchase Agreement), which incorporates by this reference AGTA-FED.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer’s Boeing Model                     aircraft, Manufacturer’s Serial Number                         , Registration No.                     (Aircraft) available to Contractor in connection with Customer’s contract with Contractor to maintain/repair/modify the Aircraft (Contract). In consideration of the Contract, and as a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1. For purposes of this Agreement:

Aircraft Software means software intended to fly with and be utilized in the operation of an Aircraft, but excludes software furnished by Customer.

Materials means any and all items that are created by Boeing or a Third Party, are provided directly or indirectly to Contractor from Boeing or from Customer, and serve primarily to contain, convey or embody information. Materials may include either tangible forms (for example, documents or drawings) or intangible embodiments (for example, software and other electronic forms) of information, but excludes Aircraft Software and software furnished by Customer.

<AGTA>	Appendix VII Page A-21

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

Proprietary Information means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Materials.

Proprietary Materials means Materials that contain, convey, or embody Proprietary Information.

Third Party means anyone other than Boeing, Customer and Contractor.

2.Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials and Aircraft Software are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3.Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4.Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software or Aircraft Software provided to Contractor pursuant to this Agreement.

5.Upon Boeing’s request at any time, Contractor will promptly return to Boeing (or, at Boeing’s option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

<AGTA>	Appendix VII Page A-22

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

6. When and to the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency’s use in connection with Contractor’s authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

7. Boeing is an intended third party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any Boeing claims under this Agreement. It is agreed that Washington law (excluding Washington’s conflict-of-law rules) will apply to this Agreement and to any claim or dispute under this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless embodied in writing and signed by authorized representatives of Contractor, Customer and Boeing.

11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.

12. The obligations of Customer and Contractor relating to Proprietary Materials and Proprietary Information under this Agreement will remain in effect and will survive cancellation or termination of this Agreement.

<AGTA>	Appendix VII Page A-23

Appendix VII

SAMPLE

Contractor Confidentiality Agreement

AGREED AND ACCEPTED this

Date:

Contractor	Federal Express Corporation

Signature	Signature

Printed Name	Printed Name

Title	Title

<AGTA>	Appendix VII Page A-24

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention Vice President – Contracts

Mail Code 21-34

In connection with                     ’s (Seller’s) sale to and lease back from         (Buyer) of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No.             dated as of             , between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model             aircraft, including the aircraft bearing Manufacturer’s Serial No.(s)             (Aircraft). The Agreement incorporates by reference the terms of AGTA-FED dated             , between Seller and Boeing.

2. Aircraft Sale Agreement dated as of             , between Seller and             (Buyer).

3. Aircraft Lease Agreement dated as of             , between Buyer and Seller.

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

Appendix VIII Page A-25

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

1. Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

2. Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President—Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing’s receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.

3. Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

4. Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Appendix VIII Page A-26

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

Very truly yours,

Seller	Buyer

By	By

Its	Its

Dated	Dated

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By
Its	Attorney-in-Fact

Dated

Appendix VIII Page A-27

Appendix IX

SAMPLE

SALE WITH LEASE

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention Vice President – Contracts

Mail Code 21-34

In connection with the sale by                    (Seller) to                     (Purchaser) and subsequent lease of the aircraft identified below,

reference is made to the following documents:

1. Purchase Agreement No.                    dated as of                     ,                    , between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model                     aircraft, including the aircraft bearing Manufacturer’s Serial No(s).                    (Aircraft).

2. Aircraft sale agreement dated as of                     , between Seller and Purchaser.

3. Aircraft lease agreement dated as of                     , between Purchaser and                     (Lessee)(Lease).

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

3.1 Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

Appendix IX Page A-28

Appendix IX

SAMPLE

SALE WITH LEASE

3.2 Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

3.3 Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

3.4 Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of Buyer/Customer with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President—Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as Buyer/Customer with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of Buyer/Customer under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing’s receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.

3.5 Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and documents/Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Appendix IX Page A-29

Appendix IX

SAMPLE

SALE WITH LEASE

Very truly yours,

Seller	Purchaser

By	By

Its	Its

Dated	Dated

________________________(Lessee)

By

Its

Dated

Appendix IX Page A-30

Appendix IX

SAMPLE

SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By
Its	Attorney-in-Fact

Dated

MSN

Appendix IX Page A-31

Appendix X

SAMPLE

Post-Delivery Security

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA 98055

U.S.A.

Attention Vice President – Contracts

Mail Code 21-34

Reference is made to Purchase Agreement No.                     dated as of                     , (Agreement) between The Boeing Company (Boeing) and                     (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model                     aircraft bearing Manufacturer’s Serial Number                     (Aircraft). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement AGTA-FED (AGTA) , dated                     , between Borrower and Boeing.

Capitalized terms used herein without definition will have the same meanings as in the Agreement.

Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

In connection with Borrower’s financing of the Aircraft, Borrower is entering into a Trust Indenture/Mortgage, dated as of                     , between Borrower and Indenture Trustee/Mortgagee (Trust Indenture/Mortgage), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the Indenture Trustee/Mortgagee notifies Boeing as provided below that an Event of Default under the Trust Indenture/Mortgage has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:

Appendix X Page A-32

Appendix X

SAMPLE

Post-Delivery Security

1. Indenture Trustee/Mortgagee, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain Trust Indenture/Mortgage, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the Trust Indenture/Mortgage shall be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

2. Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from Indenture Trustee/Mortgagee, addressed to its Vice President— Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the Trust Indenture/Mortgage has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until Indenture Trustee/Mortgagee has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with Indenture Trustee/Mortgagee. Boeing may act with acquittance and conclusively rely on any such notice.

Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,
Indenture Trustee/Mortgagee

By	By

Its	Its

Dated	Dated

Appendix X Page A-33

Appendix X

SAMPLE

Post-Delivery Security

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By
Its	Attorney-in-Fact

Dated

MSN

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

Appendix X Page A-34